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                                                                    EXHIBIT 10.6

                                STOCK OPTION PLAN

                 (AMENDED AND RESTATED AS OF JANUARY 27, 1999)

         OptiMark Technologies, Inc., organized and existing under the laws of the State of Delaware (hereinafter called "OptiMark"), and successor to MJT Holdings, Inc., a California Corporation, hereby adopts the MJT Holdings, Inc., Incentive Stock Option Plan for certain of its officers and key employees, and for certain officers and key employees of its subsidiaries, as follows:

         1.      PURPOSE OF THE PLAN.

                 This Stock Option Plan (hereinafter called the "Plan") for OptiMark is intended to advance the interests of OptiMark by providing officers and other key employees of OptiMark and its subsidiaries with additional incentive for them to promote the success of the business, to have an opportunity to acquire a proprietary interest in the business, and to encourage them to remain in its employ. The above aims will be effectuated through the granting of certain stock options. It is intended that the options issued under the Plan and designated by the Board of Directors will qualify as incentive stock options (hereinafter called "ISO") to the extent permitted under section 422 of the Internal Revenue Code and the regulations thereunder, and the terms of the Plan shall be interpreted in accordance with this intention.

         2.      ADMINISTRATION OF THE PLAN.

                 The Board of Directors of OptiMark or a committee of one or more directors appointed by the Board from time to time (hereinafter, the "Board") shall have the authority, in its sole discretion:

                 (a) to determine the employees of OptiMark and its subsidiaries to whom the options shall be granted;

                 (b) to determine the time or times at which the options shall be granted;

                 (c) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in
Section 5 below;

                 (d) to determine the time when each option shall become exercisable and the duration of the exercise period; and

                 (e) to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to it.

         3.      ELIGIBILITY AND LIMITATIONS OF OPTIONS GRANTED UNDER THE PLAN.

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                 Options will be granted only to persons who are key employees of OptiMark or of a subsidiary corporation of OptiMark. The term "key employee" shall include officers, directors, executives, supervisory personnel, and other employees. No ISO shall be granted to any key employee who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of OptiMark or any subsidiary of OptiMark unless, at the time of such grant, the option price is fixed at not less than 110 percent of the current fair market value of the stock subject to the option and unless exercise of such option is prohibited by its terms after the expiration of five (5) years from the date such option is granted. To the extent that the aggregate fair market value of the stock with respect to which ISOs are exercisable for the first time by the key employee during any calendar year (under all plans of OptiMark and any parent or subsidiary of OptiMark) exceeds $100,000, such ISOs shall be treated as non-qualified stock options. For purposes of this Section 3, ISOs shall be taken into account in the order in which they were granted. The fair market value of the stock shall be determined as of the time the option with respect to such stock is granted.

         4.      SHARES OF STOCK SUBJECT TO PLAN.

                 There will be reserved for use under and upon the exercise of options to be granted from time to time under the Plan an aggregate of 9,200,000 shares of OptiMark common stock, which shares may be, in whole or part, as the Board shall from time to time determine, authorized but unissued shares of the common stock or issued shares of the common stock which shall have been reacquired by OptiMark. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subject to the Plan.

         5.      OPTION PRICE.

                 The purchase price under each option issued shall be determined by the Board at the time the option is granted, but in no event shall such purchase price of shares underlying ISOs be less than 100 percent of the fair market value of OptiMark's common stock on the date of grant.

          6.     ADDITIONAL SHARES.

                 (a) In the event that additional shares of OptiMark's common stock are issued pursuant to a stock split or a stock dividend, the number of shares of common stock being covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total price of the shares then so covered, and the number of shares of common stock reserved for purposes of the Plan shall be increased by the same proportion. In the event that shares of common stock of OptiMark from time to time issued and outstanding are reduced by a combination of shares, the number of shares of common stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of common stock reserved for purposes of the Plan shall be reduced by the same proportion.

                 (b) In the event of the proposed dissolution or liquidation of OptiMark, the Board shall notify each key employee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for each key employee to have the right to





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exercise his or her option until fifteen (15) days prior to such transaction as to all of the stock covered thereby, including shares as to which the option would not otherwise be exercisable. The Board shall give each key employee timely written or electronic notice of such exercisability. To the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action.

                 (c) In the event of a merger of OptiMark with or into another corporation, or the sale of substantially all of the assets of OptiMark, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the key employee shall fully vest in and have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the key employee in writing or electronically that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option shall terminate upon the expiration of such period. For the purposes of this paragraph, the option shall be considered assumed if, following the merger or sale of assets, the option confers the right to receive, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

                 (d) In the event of a "Change of Control" (as defined below), if a key employee's employment is terminated by OptiMark (or its successor) without "Cause" (as defined below) within one year following such Change of Control, the key employee shall fully vest in and have the right to exercise the option as to all of the optioned stock in accordance with Section 9(d), including shares as to which it would not otherwise be vested or exercisable.

                          For this purpose, a "Change in Control" means the
occurrence of any of the following events:

                          (A)      Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of OptiMark representing fifty percent (50%) or more of the total voting power represented by OptiMark's then outstanding voting securities; or

                           (B)      A change in the composition of the OptiMark
Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors are





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Incumbent Directors. "Incumbent Directors" shall mean directors who either (i)
are directors of OptiMark as of September 21, 1998, or (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to OptiMark); or

                          (C)     The consummation of a merger or consolidation
of OptiMark with any other corporation, other than a merger or consolidation which would result in the voting securities of OptiMark outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of OptiMark or such surviving entity or parent outstanding immediately after such merger or consolidation; or

                          (D)     The consummation of the sale or disposition
by OptiMark of all or substantially all of OptiMark's assets to an acquiror, where immediately after such sale, the stockholders of OptiMark immediately prior to such sale (other than any corporation or other person controlling, controlled by or under common control with the acquiror) own, directly or indirectly, in the aggregate, voting securities of the acquiror having less than a majority of the voting power of the issued and outstanding voting securities of the acquiror.

                          For this purpose, "Cause" shall mean (A) any act of
personal dishonesty taken by the key employee in connection with his responsibilities with OptiMark and intended to result in substantial personal enrichment of the key employee, (B) key employee's conviction of or plea of nolo contendere to a felony, (C) a willful act by the key employee which constitutes gross misconduct and which is injurious to the successor corporation, and (D) following delivery to the key employee of a written demand for performance from the successor corporation which describes the basis for the successor corporation's belief that the key employee has not substantially performed his duties, continued violations by the key employee of the key employee's obligations to the successor corporation which are demonstrably willful and deliberate on the key employee's part.

         7.      PERIOD OF OPTION AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.

                 (a) All options issued under the Plan shall be for such period as the Board shall determine, but for not more than ten (10) years from the date of grant thereof.

                 (b) The period of the option, once it is granted, may be reduced only as provided in Section 9 in connection with the termination of employment, disability or death of the key employee.

                 (c) Each option granted under this Plan shall become exercisable only after the key employee chooses to exercise such option and to pay for such option in the manner set forth in Section 7(e) hereof. Notwithstanding the foregoing, the Board may, in its sole discretion (1) prescribe longer periods and additional requirements with respect to the exercise of an option,





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and (2) terminate in whole or in part such portion of any option as has not yet become exercisable at the time of termination of employment.

                 (d)      This paragraph has been deleted.

                 (e) The exercise of any option shall be contingent upon receipt by OptiMark of cash or certified bank check to its order in an amount equal to the full option price of the shares being purchased.

                 (f) No key employee or his legal representative, legatees, or distributees, as the case may be, will be deemed to be a holder of any shares subject to an option unless and until Certificates for such shares are issued to him, or them, under the terms of the Plan, and then the key employee will be deemed a holder of shares only as to the number of shares for which he/she has paid and received a certificate. No adjustment shall be made for cash dividends or any other rights for which the record date is prior to the date such Stock Certificate is issued.

                  (g) In no event may an option be exercised after the expiration of its term.

                 (h) Exercise of an option in any manner shall result in a decrease in the number of shares of common stock which may thereafter be available under the Plan by the number as to which the option is exercised.

         8.      ASSIGNABILITY.

                 Unless otherwise determined by the Board, the options granted herein shall not be transferable by any key employee except by laws of descent and distribution.

         9.      EFFECT OF DISABILITY, DEATH, RETIREMENT OR TERMINATION.

                 Upon the termination of the key employee's employment with OptiMark, whether by disability, death, retirement or otherwise, any option, or part thereof, which is not exercisable as of the date the key employee's employment so terminates (hereinafter called "Termination Date"), shall also terminate. As to any option, or part thereof, which is exercisable on the Termination Date:

                 (a) in the event that a key employee shall become disabled (within the meaning of section 22 (e)(3) of the Internal Revenue Code) while employed by OptiMark, any option, or part thereof, granted to the key employee under this Plan, which is exercisable at the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within one (1) year from the date the key employee's employment with OptiMark terminates as a result of the disability;

                 (b) in the event that a key employee shall die while employed by OptiMark, any option, or part thereof, granted to the key employee under this Plan, which is exercisable at the Termination Date and not previously exercised or otherwise expired, shall be exercisable by the estate of the key employee, or by any person entitled to exercise the option after the death of the key employee, at any time within six (6) calendar months of the date of the key employee's death;





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                 (c)      in the event that a key employee's employment with
OptiMark is terminated as a result of the retirement of the key employee, any option, or part thereof, granted to the key employee under this Plan, which is exercisable at the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within ninety (90) days from the date the key employee's employment so terminates.

                 (d) in the event that a key employee's employment with OptiMark is terminated by OptiMark, with or without Cause, any option, or part thereof, granted to the key employee under this Plan, which is exercisable at the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within thirty (30) days from the date the key employee's employment so terminates. The transfer of a key employee from the employ of OptiMark to a subsidiary corporation of OptiMark, or vice versa, or from one subsidiary corporation of OptiMark to another, shall not be deemed to constitute a termination of employment for purposes of this Plan;

                 (e) in the event that a key employee's employment with OptiMark is terminated other than by disability, death, retirement or OptiMark (as provided in subsections (a), (b), (c) or (d) above), any option, or part thereof, granted to the key employee under this Plan, which is exercisable at the Termination Date and not previously exercised or otherwise expired, shall be exercisable at any time within thirty (30) days from the date employee's employment so terminates.

                 Notwithstanding the above provisions, no option granted under the Plan shall be exercisable at any time after ten (10) years has passed from the date the option is granted.

         10.     ADDITIONAL TERMS.

                 Any option granted hereunder shall contain such other and additional terms, which are deemed necessary or desirable by the Board. Such other terms may include those which, together with the terms of this Plan, shall constitute such option as an "Incentive Stock Option" within the meaning of section 422 of the Internal Revenue Code.

         11.     LISTING AND REGISTRATION OF SHARES.

                 Each option shall be subject to the requirement that if, at any time, the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares covered thereby under any State or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option, or the issue or purchase thereunder, such option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

         12.     EXPIRATION AND TERMINATION OF THE PLAN.

                 Options may be granted under the Plan at any time or from time to time so long as the total number of shares optioned or purchased under this Plan does not exceed 9,200,000 shares of common stock. No option shall be granted pursuant to the Plan, however, after ten (10) years from





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the effective date of the Plan. The Plan may be abandoned or terminated at any time by the Board of Directors of OptiMark, except with respect to any options then outstanding under the Plan.

         13.     AMENDMENT OF PLAN.

                 The Board of Directors of OptiMark may at any time and from time to time modify and amend the Plan (including such form of Option Agreement) in any respect. The termination or modification or amendment of the Plan shall not, however, without the consent of a key employee, affect his/her rights under an option theretofore granted to him/her.

         14.     APPLICABILITY OF PLAN TO OUTSTANDING STOCK OPTIONS.

                 This Plan shall not affect the terms and conditions of any non-qualified stock options granted to any employee of OptiMark or of a subsidiary corporation of OptiMark under any other plan relating to non-qualified stock options, nor shall it affect any of the rights of any employee to whom such a non-qualified stock option was granted.





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